UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 16, 2013
(Date of Earliest Event Reported)

PANACHE BEVERAGE, INC.
 (Exact name of Registrant as specified in its charter)

Florida	000-52670	20-2089854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 West 23rd Street, Floor 2
New York, NY 10010
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 480-7479

____________________________________
(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Panache Beverage, Inc. ("we", "our" or the "Company") held a town hall meeting with our shareholders on October 16, 2013, at which a slide show and video presentation was shown.  The slide show presentation is included herewith as Exhibits 99.1 and 99.2 to this Form 8-K and the video presentation has been posted at the following link;  https://vimeo.com/77161176; password: townmeeting1, and each are incorporated in this Report by this reference.

The information contained in this Report, including the information set forth in the presentation materials furnished as Exhibits 99.1, 99.2 and linked to this Report, is furnished pursuant to Item 7.01 of Form 8-K and Regulation FD, and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Report and furnishing this information, we make no admission as to the materiality of any information in this report.

The information contained in the presentation materials is intended to be considered in the context of our filings with the Securities and Exchange Commission ("SEC") and other public announcements that we may make, by press release or otherwise, from time to time. We undertake no duty or obligation to publicly update or revise the information contained in this report, although we may do so from time to time as our management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.

Certain expectations and projections regarding the future performance of the Company referenced in the exhibit to this report are "forward-looking statements" as provided in the United States Private Securities Litigation Reform Act of 1995. These expectations and projections are based on currently available competitive, financial, and economic data, along with the Company's operating plans. However, various risks, uncertainties and contingencies could cause actual results or performance to differ materially from those expressed in, or implied by, these statements, including the Company's ability to enter into and derive benefits from managed care contracts, the demand for the Company's orthotic and prosthetic services and products, the impact of reviews, audits and investigations conducted from time to time by governmental agencies and the other factors identified in the Company's periodic reports on Form 10-K and Form 10-Q filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934. We caution readers that in addition to the above cautionary statements, all forward-looking statements contained herein should be read in conjunction with our SEC filings and other public releases or disclosures.

Item 9.01 Financial Statements and Exhibits:

Exhibits

No.	Description

99.1	Slide presentation materials in connection with presentation at a town meeting of our shareholders held on October 16, 2013.

99.2	Brand overview presentation materials in connection with presentation at a town meeting of our shareholders held on October 16, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PANACHE BEVERAGE, INC.

Dated: October 17, 2013	By:	/S/ JAMES DALE
James Dale
Chief Executive Officer

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